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regarding market conditions and other matters as reflected herein. The
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The issuer of the securities has not prepared, reviewed or participated in the
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in connection with the proposed transaction.

MLMT 2005-MKB2              STRUCTURAL TERM SHEET                     3/11/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

MKB2 RED

                         WACs for Book

Pd

             1               5.5653000
             2               5.3938200
             3               5.5649800
             4               5.3935100
             5               5.5646600
             6               5.5645100
             7               5.3930700
             8               5.5641800
             9               5.3927600
            10               5.3925900
            11               5.3924500
            12               5.3926300
            13               5.5633400
            14               5.3919700
            15               5.5630100
            16               5.3916700
            17               5.5626900
            18               5.5625600
            19               5.3912700
            20               5.5622800
            21               5.3910100
            22               5.3908700
            23               5.3907400
            24               5.3910100
            25               5.5615200
            26               5.3903000
            27               5.5612100
            28               5.3900200
            29               5.5609100
            30               5.5607600
            31               5.3896000
            32               5.5604500
            33               5.3893100
            34               5.5601300
            35               5.3890200
            36               5.3890700
            37               5.5596800
            38               5.3886300
            39               5.5594000
            40               5.3883700
            41               5.5591100
            42               5.5589700
            43               5.3879800
            44               5.5586800
            45               5.3877100
            46               5.3875700
            47               5.3874400
            48               5.3878600
            49               5.5578900
            50               5.3870100
            51               5.4857500
            52               5.3178400
            53               5.4855500
            54               5.4854200
            55               5.3175200
            56               5.4851500
            57               5.3225800
            58               5.3636200
            59               5.4248600
            60               5.4288900
            61               5.6168300

            62               5.4346500
            63               5.6167800
            64               5.4346000
            65               5.6167300
            66               5.6167000
            67               5.4345300
            68               5.6166500
            69               5.4344700
            70               5.4344400
            71               5.4344200
            72               5.4354600
            73               5.6148000
            74               5.4326900
            75               5.6147400
            76               5.4326200
            77               5.6146800
            78               5.6146500
            79               5.4325300
            80               5.6145800
            81               5.4323900
            82               5.6164600
            83               5.4342800
            84               5.4390400
            85               5.6416200
            86               5.4586300
            87               5.6415400
            88               5.4585600
            89               5.6414700
            90               5.6414400
            91               5.4584500
            92               5.6413600
            93               5.4583800
            94               5.4583400
            95               5.4583000
            96               5.4591700